                                                             Contract No. 110386

                NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)
                            STORAGE RATE SCHEDULE DSS
                        AGREEMENT DATED December 01, 1995

1.   SHIPPER is:  NORTH SHORE GAS COMPANY, a LOCAL DISTRIBUTION COMPANY

2.   (a)  MDQ totals:  20,000 MMBtu per day.
     (b)  MSV totals:  1,000,000 MMBtu.
     (c) The primary Delivery Point(s) and associated MDQ(s) are contained in Exhibit B attached hereto and are a part of this Agreement.

3.   TERM:  December 01, 1995 through March 31, 1998

4. [X] This Agreement supersedes and cancels a S-1 Agreement No. 250005 dated November 30, 1990 and a LS-2 Agreement No. 250014 dated March 14, 1990.
     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.
     [ ] Service and reservation charges commence the latter of:
               (a) December 01, 1995, and
               (b) the date capacity to provide the service hereunder is
                   available on Natural's System.
     [ ] Other:
                  --------------------------------------------------------------
5.   SHIPPER'S ADDRESSES                NATURAL'S ADDRESSES

                    GENERAL CORRESPONDENCE:

NORTH SHORE GAS COMPANY                 NATURAL GAS PIPELINE CO. OF AMERICA
WILLIAM MORROW                          Attention:  Gas Transportation Services
130 E. RANDOLPH DR.                     3200 Southwest Freeway 77027-7523
CHICAGO, IL 60601                       P.O. Box 283 77001-0283
                                        Houston, Texas


               STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:

NORTH SHORE GAS COMPANY                 NATURAL GAS PIPELINE CO. OF AMERICA
ANTHONY COMPTON                         Attention:  Gas Accounting Department
130 E. RANDOLPH DR.                     701 East 22nd Street
CHICAGO, IL 60601                       Lombard, Illinois 60148

                                        Payments:
                                        NATURAL GAS PIPELINE CO. OF AMERICA
                                        Attention:  Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148

6. The above-stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. NATURAL GAS PIPELINE COMPANY OF AMERICA AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural's FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA           NORTH SHORE GAS COMPANY
"Natural"                                         "Shipper"

By:    /s/ Stephen G. Weinan                      By:    /s/ T. M. Patrick
       ----------------------                            ----------------------
Name:  Stephen G. Weinan                           Name: Thomas M. Patrick
       ----------------------                            ----------------------

Title: Attorney in fact                            Title: Vice President
       ---------------------                              --------------------

                                    EXHIBIT B
                             DATED December 01, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110386

DELIVERY POINT/S
                           County/Parish               PIN              MDQ
Name/Location                  Area          State     No.       Zone   (MMBTU)
-------------              -------------     -----     ---       ----   -------


PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL GRAYSLAKE     LAKE            IL       1         06     20000
   LAKE INTERCONNECT WITH
   NORTH SHORE GAS COMPANY
   LOCATED IN SEC.
   12-T44N-R10E, LAKE
   COUNTY, ILLINOIS.



SECONDARY DELIVERY POINT/S

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.